Exhibit 10.4
FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT
FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of September 15, 2026, by and among PARK INTERMEDIATE HOLDINGS LLC, a Delaware limited liability company (the “Company” or “Borrower”), PARK HOTELS & RESORTS INC., a Delaware corporation (the “Parent”), each of the Lenders (as defined below) party hereto, and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent (the “Administrative Agent”).
WHEREAS, the Company, the Parent, the Administrative Agent, the financial institutions party thereto together with their successors and assigns under Section 12.5. thereof (the “Lenders”) and certain other parties have entered into that certain Second Amended and Restated Credit Agreement dated as of September 17, 2025 (the “Credit Agreement” and the Credit Agreement as amended by this Amendment, the “Amended Credit Agreement”; capitalized terms used but not defined herein shall have the meanings given such terms in the Amended Credit Agreement);
WHEREAS, the Company, the Parent, the Lenders party hereto and the Administrative Agent desire to amend certain provisions of the Credit Agreement subject to the terms and conditions of this Amendment.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:
Section 1.Amendment to Credit Agreement. Each of the parties hereto agrees that, effective as of the date hereof (the “First Amendment Effective Date”) the Credit Agreement shall be amended to amend and restate the definition of “September 2025 Term Loan Availability Period” appearing in Section 1.1. of the Credit Agreement in its entirety as follows:
“September 2025 Term Loan Availability Period” means the period from and including the Effective Date to and including September 30, 2026.
Section 2.Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction or waiver of the following conditions precedent:
(a)The Administrative Agent shall have received counterparts of this Amendment duly executed and delivered by the Company, the Parent and each September 2025 Term Loan Lender;
(b)All fees owed to the Administrative Agent incurred in connection with this Amendment and required to be paid as of the First Amendment Effective Date and all expenses (including, without limitation, the reasonable and documented out-of-pocket fees and expenses of legal counsel of the Administrative Agent) for which invoices have been presented to the Company at least one (1) Business Day prior to the First Amendment Effective Date shall have been paid.
Section 3.Representations. Each of the Parent and the Company represents and warrants to the Administrative Agent and the Lenders that:
(a)Authorization. Each of the Parent and the Company has the right and power, and has taken all necessary action to authorize such Loan Party, to execute and deliver this Amendment and to perform its obligations hereunder and under the Amended Credit Agreement in accordance with their respective terms. This Amendment has been duly executed and delivered by a duly authorized signatory of each of the Parent and the Company and each of this Amendment and the Amended Credit Agreement is a legal, valid and binding obligation of each of the Parent and the Company enforceable against such Person in accordance with its respective terms except as the same may be limited by bankruptcy, insolvency, and other similar laws affecting the rights of creditors generally and the availability of equitable remedies for the enforcement of certain obligations (other than the payment of principal) contained herein or therein and as may be limited by equitable principles generally.
(b)Compliance with Laws, etc. The execution and delivery by each of the Parent and the Company of this Amendment and the performance by each such Person of this Amendment and the Amended Credit Agreement in accordance with their respective terms, do not and will not, by the passage of time, the giving of notice or otherwise: (i) require any Governmental Approval (other than any required filing with the SEC, which, to the extent required, the Company agrees to file in a timely manner) or violate any Applicable Law (including all Environmental Laws) relating to the Parent, the Company or any other Loan Party; (ii) conflict with, result in a breach of or constitute a default under the organizational documents of the Parent, the Company or any other Loan Party, or any material indenture, agreement or other instrument to which the Parent, the Company or any other Loan Party is a party or by which it or any of its respective properties may be bound; or (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by any Loan Party other than in favor of the Administrative Agent for its benefit and the benefit of the other Lender Parties.
(c)No Default. No Default or Event of Default has occurred and is continuing as of the date hereof or will exist immediately after giving effect to this Amendment.
Section 4.Reaffirmation of Representations by the Company and the Parent. The Company and the Parent hereby certify to the Administrative Agent and the Lenders that as of the date hereof and after giving effect to this Amendment, the representations and warranties made or deemed made by each of the Company and the Parent in the Amended Credit Agreement and the other Loan Documents to which each of the Company and the Parent is a party are and shall be true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty is and shall be true and correct in all respects) on and as of the date hereof with the same force and effect as if such representations and warranties were set forth in this Amendment in full, except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties were true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty is and shall be true and correct in all respects) on and as of such earlier date) and except for changes in factual circumstances permitted under the Amended Credit Agreement.
Section 5.Certain References. Each reference to the Credit Agreement in any of the Loan Documents shall be deemed to be a reference to the Amended Credit Agreement and as the same may from time to time hereafter be amended, restated, supplemented or otherwise modified. This Amendment is a Loan Document.
Section 6.Expenses. The Company shall reimburse the Administrative Agent promptly upon demand for all reasonable and documented out-of-pocket costs and expenses (including attorneys’ fees) incurred by the Administrative Agent, pursuant to and in accordance with Section 12.2. of the
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Amended Credit Agreement, in connection with the preparation, negotiation and execution of this Amendment and the other agreements and documents executed and delivered in connection herewith.
Section 7.Benefits. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.
Section 8.GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.
Section 9.Effect. Except as expressly herein amended, the terms and conditions of the Amended Credit Agreement and the other Loan Documents remain in full force and effect. The amendments contained in Section 1 hereof shall be deemed to have prospective application only. The Amended Credit Agreement is hereby reaffirmed, ratified and confirmed in all respects. This Amendment is not intended to and shall not constitute a novation. Nothing in this Amendment shall limit, impair or constitute a waiver of the rights, powers or remedies available to the Administrative Agent or the Lenders under the Amended Credit Agreement or any other Loan Document.
Section 10.Counterparts. This Amendment may be executed in any number of counterparts (which may be effectively delivered by facsimile, in portable document format (“PDF”) or other similar electronic means), each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns. It shall not be necessary that the signature of, or on behalf of, each party, or that the signature of all persons required to bind any party, appear on each counterpart. All counterparts shall collectively constitute a single document. It shall not be necessary in making proof of this document to produce or account for more than a single counterpart containing the respective signatures of, or on behalf of, each of the parties hereto. The words “execute,” “execution,” “signed,” “signature,” “delivery” and words of like import in or related to this Amendment or any document, amendment, approval, consent, waiver, modification, information, notice, certificate, report, statement, disclosure, or authorization to be signed or delivered in connection with this Amendment or the transactions contemplated hereby shall be deemed to include Electronic Signatures or execution in the form of an Electronic Record, and contract formations on electronic platforms approved by the Administrative Agent, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any Applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by the Administrative Agent of a manually signed paper hereof which has been converted into electronic form (such as scanned into PDF format), or an electronically signed communication converted into another format, for transmission, delivery and/or retention. Upon the reasonable request of the Administrative Agent, any Electronic Signature of any other party hereto shall, as promptly as practicable, be followed by a manually executed counterpart thereof.
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    IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first above written.

COMPANY:
PARK INTERMEDIATE HOLDINGS LLC

    By:     /s/ Sean Dell’Orto
Name: Sean Dell’Orto
Title: Executive Vice President, Chief Operating Officer, Chief Financial Officer and Treasurer
PARENT:
PARK HOTELS & RESORTS INC.
By: /s/ Sean Dell’Orto
Name: Sean Dell’Orto
Title: Executive Vice President, Chief Operating Officer, Chief Financial Officer and Treasurer
First Amendment to Second Amended and Restated Credit Agreement
Park Intermediate Holdings LLC

WELLS FARGO BANK, NATIONAL
ASSOCIATION, as Administrative Agent and as a September 2025 Term Loan Lender
By:     /s/ Austin Swaim
Name: Austin Swaim
Title: Director
First Amendment to Second Amended and Restated Credit Agreement
Park Intermediate Holdings LLC

BANK OF AMERICA, N.A., as a September 2025 Term Loan Lender
By:     /s/ Suzanne E. Pickett
Name: Suzanne E. Pickett
Title: Senior Vice President
First Amendment to Second Amended and Restated Credit Agreement
Park Intermediate Holdings LLC

JPMORGAN CHASE BANK, N.A., as a September 2025 Term Loan Lender
By:     /s/ Antonios Vavdinos
Name: Antonios Vavdinos
Title: Authorized Signatory
First Amendment to Second Amended and Restated Credit Agreement
Park Intermediate Holdings LLC

PNC BANK, NATIONAL ASSOCIATION, as a September 2025 Term Loan Lender
By:     /s/ Shari L. Reams-Henofer
Name: Shari L. Reams-Henofer
Title: Senior Vice President
First Amendment to Second Amended and Restated Credit Agreement
Park Intermediate Holdings LLC

TRUIST BANK, as a September 2025 Term Loan Lender
By:     /s/ C. Vincent Hughes, Jr.
Name: C. Vincent Hughes, Jr.
Title: Director
First Amendment to Second Amended and Restated Credit Agreement
Park Intermediate Holdings LLC

M&T BANK, as a September 2025 Term Loan Lender
By:     /s/ Andrew Ripple
Name: Andrew Ripple
Title: SVP, Institutional Real Estate
First Amendment to Second Amended and Restated Credit Agreement
Park Intermediate Holdings LLC

THE HUNTINGTON NATIONAL BANK, as a September 2025 Term Loan Lender
By:     /s/ Joshua Arundel
Name: Joshua Arundel
Title: Senior Vice President
First Amendment to Second Amended and Restated Credit Agreement
Park Intermediate Holdings LLC

MORGAN STANLEY BANK, N.A., as a September 2025 Term Loan Lender
By:     /s/ Gretell Merlo
Name: Gretell Merlo
Title: Authorized Signatory

First Amendment to Second Amended and Restated Credit Agreement
Park Intermediate Holdings LLC

GOLDMAN SACHS BANK USA, as a September 2025 Term Loan Lender
By:     /s/ Elizabeth Tosin
Name: Elizabeth Tosin
Title: Authorized Signatory
First Amendment to Second Amended and Restated Credit Agreement
Park Intermediate Holdings LLC

RAYMOND JAMES BANK, as a September 2025 Term Loan Lender
By:     /s/ Alexander Sierra
Name: Alexander Sierra
Title: Senior Vice President
First Amendment to Second Amended and Restated Credit Agreement
Park Intermediate Holdings LLC

CAPITAL ONE, NATIONAL ASSOCIATION, as a September 2025 Term Loan Lender
By:     /s/ Jared Valyo
Name: Jared Valyo
Title: Authorized Signatory
First Amendment to Second Amended and Restated Credit Agreement
Park Intermediate Holdings LLC

FIFTH THIRD BANK, NATIONAL ASSOCIATION, as a September 2025 Term Loan Lender
By:     /s/ Shane Lowe
Name: Shane Lowe
Title: Vice President

First Amendment to Second Amended and Restated Credit Agreement
Park Intermediate Holdings LLC